UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2004

DISCOVERY PARTNERS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31141	33-0655706
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9640 Towne Centre Drive San Diego, CA		92121
(Address of principal executive offices)		(Zip Code)

(858) 455-8600
(Registrant’s telephone number, including area code)

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Discovery Partners International, Inc. under the Securities Act of 1933, as amended.

Item 9. Regulation FD Disclosure

On February 18, 2004, Riccardo Pigliucci, Chief Executive Officer, and Craig Kussman, Chief Financial Officer of Discovery Partners International, Inc. will deliver a presentation at the Roth Capital Partners 16th Annual Growth Stock Conference.  A copy of the PowerPoint presentation is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2004	DISCOVERY PARTNERS INTERNATIONAL, INC.

	By:	/s/ Craig Kussman
Craig Kussman
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	PowerPoint Presentation